SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant To
                              Section 14(A) Of The
                         Securities Exchange Act Of 1934

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                                Rule 14a-6(e)(2))
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 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           The Hirtle Callaghan Trust
                (Name of Registrant as Specified In Its Charter)

                             Corsell Law Group, Ltd.
                             Laura A. Corsell, Esq.
                         16 Sentry Park West (Suite 405)
                            1787 Sentry Parkway West
                          Blue Bell, Pennsylvania 19422
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      14a-6(i)(3).

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

To Shareholders of The International Equity Portfolio and The Growth Equity Portfolio of The Hirtle Callaghan Trust:

A Joint Special Meeting ("Special Meeting") of shareholders of The International Equity Portfolio and The Growth Equity Portfolio of The Hirtle Callaghan Trust ("Trust") will be held on May 15, 2006. At the Special Meeting, shareholders of the Portfolios will be asked to consider and vote upon an important matter relating to the International Equity Portfolio and the Growth Equity Portfolio, respectively.

While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box voting for or against the proposal described in the Proxy Statement. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board of Trustees of the Trust.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

We encourage you to read the Proxy Statement thoroughly.

As always, we thank you for your confidence and support.

Sincerely yours,

Donald E. Callaghan
President
The Hirtle Callaghan Trust

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                                       of

                       THE INTERNATIONAL EQUITY PORTFOLIO
                                       and
                           THE GROWTH EQUITY PORTFOLIO
                                       of

                           THE HIRTLE CALLAGHAN TRUST

                           to be held on May 15, 2006

TO THE SHAREHOLDERS:

A Joint Special Meeting ("Special Meeting") of shareholders of The International Equity Portfolio ("International Portfolio") and shareholders of The Growth Equity Portfolio ("Growth Portfolio") of The Hirtle Callaghan Trust ("Trust") will be held on ,May 15, 2006, at the Trust's principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, at 10:00 a.m. for the following purposes:

At the Special Meeting, shareholders of The International Portfolio will be asked:

      1. To approve the engagement of Causeway Capital Management LLC ("Causeway") to provide portfolio management services to the International Portfolio pursuant to a portfolio management agreement ("Proposed International Agreement") between Causeway and the Trust relating to the International Portfolio.

At the Special Meeting, shareholders of The Growth Portfolio will be asked:

      2. To approve the engagement of Sustainable Growth Advisers ("SGA") to provide portfolio management services to the Growth Portfolio pursuant to a portfolio management agreement ("Proposed Growth Agreement") between SGA and the Trust relating to the Growth Portfolio.

Shareholders of the International Portfolio and the Growth Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

Shareholders of record of the International Portfolio or of the Growth Portfolio at the close of business on March 31, 2006 ("Record Date") are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Special Meeting, you may vote your shares in person; a vote cast "in person" will revoke a previously submitted proxy card.

It is important that you return your signed proxy promptly so that a quorum may be assured.

         BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

                           THE HIRTLE CALLAGHAN TRUST
               Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
                           West Conshohocken, PA 19428

                                 PROXY STATEMENT

                                Table of Contents

                                                                           Page
--------------------------------------------------------------------------------
Quorum; Vote Required to Approve Proposals                                  2

--------------------------------------------------------------------------------
Introduction and Background                                                 4

--------------------------------------------------------------------------------
Proposal 1:  Approval of a Portfolio Management Agreement Between           5
Causeway Capital Management, LLC and the Trust Relating to the
International Equity Portfolio

--------------------------------------------------------------------------------
Proposal 2:  Approval of a Portfolio Management Agreement Between           8
Sustainable Growth Advisers and the Trust Relating to the Growth
Equity Portfolio

--------------------------------------------------------------------------------
Management of the Trust                                                     12

--------------------------------------------------------------------------------
Other Matters                                                               13

--------------------------------------------------------------------------------
Specialist Manager Guide                                                    14

--------------------------------------------------------------------------------
Exhibits
      A. Proposed Portfolio Management Agreement Between Causeway Capital Management, LLC and the Trust Relating to the International Equity Portfolio
      B. Proposed Portfolio Management Agreement Between Sustainable Growth Advisers and the Trust Relating to the Growth Equity Portfolio
--------------------------------------------------------------------------------

This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Hirtle Callaghan Trust (the "Trust"), with respect to The International Equity Portfolio ("International Portfolio") and The Growth Equity Portfolio ("Growth Portfolio"). Proxies so solicited are intended for use at a special meeting of shareholders of the International Portfolio and the Growth Portfolio (collectively, the "Portfolios") or any adjournment of that meeting (the "Special Meeting"), to be held on May 15, 2006 at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 at 10:00 a.m. The purpose of the Special Meeting is to consider the approval of certain portfolio management agreements. Further information about these matters (the "Proposals") is set forth in the Notice of Meeting accompanying this Proxy Statement and more fully described below. It is anticipated that this Proxy Statement and accompanying proxy card will first be mailed to shareholders on or about April 11, 2006. Only persons who were shareholders as of the Record Date of at least one of the Portfolios are entitled to vote at the Special Meeting.

The table below summarizes the proposals to be presented at the Special Meeting, the Portfolio to which each relates and number of shares ("Record Dates Shares") outstanding for each of the Portfolio as of the Record Date. Persons who were shareholders of record of the International Portfolio on the Record Date are entitled to vote at the Special Meeting with regard to Proposal 1 and persons who were shareholders of record of the Growth Portfolio on the Record Date are entitled to vote at the Special Meeting with regard to Proposal 2.

                 Summary of Proposals                       Shareholders Entitled to     Record Date Shares for
                 --------------------                       -------------------------    -----------------------
                                                                      Vote                  Relevant Portfolio
                                                                      ----                  ------------------
      Proposal #1
           Approval of Causeway Capital Management, LLC      International Portfolio          111,821,761.9
           as a Specialist Manager for the International          shareholders
           Portfolio and related contract

      Proposal #2
           Approval of Sustainable Growth Advisers as a         Growth Portfolio              106,053,955.06
           Specialist Manager for the Growth Portfolio            shareholders
           and related contract

Quorum; Vote Required to Approve Proposals:

The presence of the holders of 40% of the Record Date Shares of a Portfolio, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Portfolio. Approval of each of the proposals requires the approval of the holders of a "majority of the outstanding voting securities" of the relevant Portfolio. Under the Investment Company Act of 1940 ("Investment Company Act"), this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio's outstanding voting securities. Persons and groups known by management to own beneficially 5% or more of the Record Date Shares of each of the Portfolios are listed in this Proxy Statement under the heading "Other Matters."

If the accompanying proxy is executed properly and returned, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. If a signed proxy card is returned, but no instructions are specified, shares will be voted "FOR" approval of the Proposals. Costs associated with the solicitation of proxies will be borne by the Trust; officers of Hirtle Callaghan and Co., Inc. ("Hirtle Callaghan") may assist in the solicitation, without separate compensation. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies will vote those shares to which the proxy relates in favor of the proposed adjournment unless directed otherwise by the holder of such shares. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust's most recent Annual Report to Shareholders, dated June 30, 2005, and most recent Semi-Annual Report to Shareholders, dated December 31, 2005, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of such reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND

The Trust is a diversified, open-end management investment company. The Trust was organized in 1994 by Hirtle Callaghan to operate in a "multi-manager" or "manager of managers" format and is designed primarily to serve as a vehicle through which Hirtle Callaghan implements certain asset allocation strategies on behalf of its investment advisory clients. Shares of the Trust are generally available only to such clients. The International Portfolio and the Growth Portfolio are separate investment portfolios of the Trust.

Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust's Portfolios by one or more independent investment advisory firms (each, a "Specialist Manager"). Although each of these Specialist Managers is required to adhere to the investment objective, policies and restrictions of the portfolio served, each firm is also expected to do so in the context of its particular investment management style. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one-management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers' performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.

The Board is responsible for the overall supervision and management of the business and affairs of the Trust, including the selection and general supervision of those investment advisory organizations that provide portfolio management services to the Portfolios. In carrying out its responsibilities, and in particular, in monitoring and evaluating the services provided by such organizations, the Board is assisted by Hirtle Callaghan. Hirtle Callaghan's services to the Trust are currently provided pursuant to the terms of a separate non-discretionary agreement with the Trust. Please refer to more detailed information about Hirtle Callaghan later in this Proxy Statement under the heading "Management of the Trust."

The Board of Trustees has approved the engagement of Causeway Capital Management LLC ("Causeway" or the "Proposed International Manager") to serve as an additional Specialist Manager for the International Portfolio. The Board has also approved the engagement of Sustainable Growth Advisers ("SGA" or the "Proposed Growth Manager") to serve as an additional Specialist Manager for the Growth Portfolio. Before the organizations (collectively, "Proposed Specialist Managers") can be appointed, however, shareholders of the affected Portfolios must approve the engagements. Assuming shareholder approval is obtained, the appointments will become effective as soon as is reasonably practicable following the Special Meeting. Information about Causeway and the International Portfolio is set forth below under Proposal 1; corresponding information about SGA and the Growth Portfolio is set forth under Proposal 2.

            PROPOSAL 1: Approval of a Portfolio Management Agreement
              between the Trust and Causeway Capital Management LLC

Since 2000, day-to-day investment decisions for The International Portfolio have been the responsibility of two separate investment advisory organizations:
Capital Guardian Trust Company ("CapGuardian") and Artisan Partners Limited Partnership ("Artisan") (collectively, the "Current International Managers").(1) CapGuardian and Artisan each follow a distinct investment style in managing those assets of the International Portfolio. Hirtle Callaghan believes that a third portfolio manager should be engaged to provide a complementary investment approach to the Portfolio. For this assignment, Hirtle Callaghan has recommended, and the Board of Trustees of the Trust has approved, the engagement of Causeway. The portfolio management agreement with Causeway ("Proposed International Agreement") was approved, subject to the approval of the Portfolio's shareholders, by the Board at a meeting of the Board held on March 14, 2006.

This section of the Proxy Statement includes information about the background and experience of the Proposed International Manager, the factors considered by the Board in approving the Proposed International Agreement and the potential impact that implementation of the Proposed International Agreement would have on the International Portfolio. A copy of the Proposed International Agreement appears as Exhibit A to this Proxy Statement.

                  THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
                     OF THE PORTFOLIO VOTE "FOR" PROPOSAL 1.

Information About Causeway.

Consistent with the investment objective and policies of the International Portfolio, Causeway's investment approach is to seek to identify stocks that appear to be undervalued through the use of a bottom-up stock selection process and with a view to controlling the volatility of returns. Decision-making is team-based and driven by fundamental research and quantitative risk analysis, with a focus on characteristics such as price-to-earnings ratios, relative market yields and price-to-book and price-to-cash flow ratios, with relatively less emphasis on country selection or weightings than is the case for the Current International Managers. Day-to-day responsibility for the management of those assets of the International Portfolio allocated to Causeway will be the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan Eng and Kevin Durkin, each of whom has been a senior investment officer with Causeway since 2001. Ms. Ketterer and Mr. Harford were co-founders of Causeway in 2001, and serve as the firm's Chief Executive Officer and President, respectively. Both Ms. Ketterer and Mr. Hartford previously served as Managing Directors of the International and Global Value Equity Team of the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P ("Hotchkis"). Mr. Doyle, a Director of Causeway, and Messrs. Eng and Durkin, each of whom serves as a Vice President of Causeway, were also associated with the Hotchkis Global Value Equity Team prior to joining Causeway in 2001.

For its services to the International Portfolio, Causeway will be entitled to receive a fee of 0.45% of the average daily net assets allocated to Causeway. In contrast to the fee paid to each of the other managers that serve the International Portfolio, the rate at which Causeway is compensated will not be tied directly to the performance it achieves. Accordingly, rate at which Causeway's fee is calculated may, under certain circumstances, be higher or lower than the rate applied in computing the fee paid to such other managers and, depending on the way in which the Portfolio's assets are allocated, the overall advisory fee paid by the International Portfolio may increase. Causeway's headquarters are located at 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025. As of January 31, 2006, Causeway, which is registered as an investment adviser with the Securities and Exchange Commission ("SEC"), had total assets under management of approximately $15.6 billion, including assets the Firm manages on behalf of four other registered investment companies.

Factors Considered by the Board in Approving the International Agreement

As indicated above, the Board, including a majority of those trustees ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act, has approved the Proposed International Agreement. In connection with the Board's deliberations, the Board requested and received detailed information from the Proposed International Manager about its business and operations as well as information prepared by Hirtle Callaghan with regard to the role Causeway's investment style is expected to play in the Portfolio's performance. During the course of the Board's deliberations, the Independent Trustees were represented by independent counsel.

--------------------
(1) Information about the Current International Managers is located in the Specialist Managers Guide in this Proxy Statement.

In concluding that approval of the Proposed International Agreement was in the best interests of the International Portfolio and consistent with the expectations of its shareholders, the Board gave substantial weight to Hirtle Callaghan's assessment of the structure of the Portfolio, the role of each of the Current International Managers and the potential benefits of investing a portion of the Portfolio's assets in accordance with the investment style to which Causeway adheres. The following summarizes the Board's deliberations with respect to certain additional matters.

      Nature and Quality of Services. The Board considered the nature, extent and quality of the services expected to be provided to the Portfolio by Causeway. In evaluating such services, the Board also considered the performance history of the firm with an emphasis on the manner in which Causeway's investment approach is expected to complement the investment approach of the Current International Managers. In concluding that such services were likely to be of a quality meriting approval of the Proposed International Agreement, the Board had before it information regarding the experience and professional backgrounds of the portfolio manager(s), the performance achieved by the Firm in managing the assets of other accounts (including other mutual funds) in accordance with the specific investment approach that Causeway will follow in providing services under the Proposed International Agreement and information about the compliance programs and back office systems used by the Firm, all as presented to the Board by Causeway and/or by Hirtle Callaghan. The Board also considered the analysis provided to it by Hirtle Callaghan of the investment process and philosophy of the Proposed International Manager. The Board concurred in Hirtle Callaghan's view that this investment style would complement those of the Current International Managers and was reasonably likely to enhance the Portfolio's ability to achieve its objectives over the long term.

      Proposed Investment Advisory Fee. In determining that the rate at which Causeway's fee would, under the Proposed International Agreement, be calculated was reasonable in light of the services to be provided, the Board was informed both as to the fees paid by other funds and the fee schedule generally used by Causeway to determine fees for other accounts it manages. Although recognizing that the proposed fee rate was competitive with those charged by Causeway to other accounts and those charged by other investment advisory organizations, the Board did not rely primarily on such comparisons. Rather, the Board based its conclusion as to the reasonableness of the proposed fee on fact that the proposed rate, which may, under certain circumstances, be higher than that charged by the Current International Managers, had been arrived upon as a result of arms length bargaining by the Trust's officers and Hirtle Callaghan. Additionally, the Board took into account the fact that the effect of Causeway's fee on the overall expense structure of the Portfolio would be dependent upon the amount of Portfolio assets placed under the management of the Proposed International Manager and Hirtle Callaghan's view that, based on anticipated allocations, the increase, if any, in the Portfolio's expenses as a result of the Causeway engagement would be reasonable in light of the potential benefits associated with the resulting combination of investment styles. Please refer to pro forma expense information later in this Proxy Statement.

      Economies of Scale; Benefits to Proposed International Manager. During the course of its deliberations, the Board did not give substantial weight to the revenues to be received by Causeway or its anticipated profitability given the absence of any operating history with Causeway and the Board's determination that the proposed fee rate was the result of arms-length bargaining. The Board was aware, however, that the proposed fee rate reflects economies of scale that are expected to be realized in the future by Causeway as the level of assets allocated to the firm grows as well as the importance of the proposed relationship with the Trust to the overall development of the business of the Proposed International Manager.

Pro Forma Expense Illustrations.

The Proposed International Agreement provides that Causeway would be entitled to receive a fee of 0.45%. This rate may be, under certain circumstances, higher than the rate at which the advisory fee payable to either of the Current International Managers is calculated. Accordingly, depending on the way in which the Portfolio's assets are allocated following the implementation of the Proposed International Agreement, the overall advisory fee paid by the International Portfolio may increase. The following tables illustrate the pro forma expenses that may be incurred by the Portfolio based on both the initial allocation of assets expected to be used upon engagement of Causeway, under which approximately 4% of the Portfolio's assets will be allocated to Causeway ("Initial Allocation Model"), and the assets of the Portfolio being allocated equally among each of the two Current International Managers and Causeway ("Equal Allocation Model"). As indicated above, however, actual allocations may vary from the illustrations shown. Additionally, Hirtle Callaghan may recommend that the assets of the Portfolio be reallocated when it believes that such action would be enhance the ability of the Portfolio to achieve its overall objectives, enhance long term return, reduce volatility and/or achieve an appropriate balance of the varied investment styles represented by the Portfolio's managers.

      Effect of the Proposed Fee Structure. The table below illustrates the impact that the Proposed International Agreement would have had on the Portfolio had it been in effect with respect to the fiscal year ended June 30, 2005.

Table I
-----------------------------------------------------------------------------------------------------------------
                                                                             Pro Forma Allocations
                                                                             ---------------------

  Net Assets as of 6/30/05          Actual Fees Paid         Initial Allocation Model      Equal Allocation Model
  ------------------------          ----------------         ------------------------      ----------------------
       $1,049,374,509                  $1,112,540                   $1,256,926                   $2,315,743
-----------------------------------------------------------------------------------------------------------------

The tables shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the International Portfolio. Each is designed to correspond with, and is presented in the same format as, the tables relating to the International Portfolio that appear in the prospectus for The Hirtle Callaghan Trust. Neither should be considered a representation of past or future expenses or performance. Further, shareholders should keep in mind that actual expenses will vary from year to year, and may be higher or lower than those shown. In considering the following information, shareholders should also keep in mind that the International Portfolio is a "multi-manager" vehicle and, for this reason, asset allocations may vary. Further information about the allocation of assets appears in the Prospectus under the heading "Management of the Trust."

The following table provides data concerning the International Portfolio's management fees and expenses as a percentage of average net assets for the fiscal year ended June 30, 2005, as well as expenses that would be incurred if the Proposed International Agreement had been in effect during the Portfolio's fiscal year ended June 30, 2005, and assuming each of the allocation scenarios described in Table I, above. The figures shown in Table II reflect the total Management Fees payable by the Portfolio, including the maximum positive performance adjustment to which each of Artisan and CapGuardian may be entitled under their performance fee arrangements. Absent such positive performance adjustments, Management Fees would be 0.45% and Total Portfolio Operating Expenses would be 0.62%. Further information about the performance fee arrangements appears in the Trust's Prospectus under the heading "Specialist Manager Guide" and in the Statement of Additional Information. It should be noted that, because the Current International Managers are compensated on a performance fee basis, the rate at which Causeway will be compensated may, from time to time, be relatively higher than the rate applicable to one or both of the Current International Managers. Also, note that the figures in the Management Fees section shown below include 0.05% which is paid to Hirtle Callaghan. The net assets of the International Portfolio as of June 30, 2005 were $1,049,374,509.

Table II
------------------------------------------------------------------------------------------------------------------
                                                                            Pro Forma Fees if Proposed
                                                                       International Agreement is Approved
                                                                       -----------------------------------
                                        Fees Under
                                    Current Agreements        Initial Allocation Model      Equal Allocation Model
                                    ------------------        ------------------------      ----------------------
Management Fees                            0.72%                        0.74%                        0.67%

Other Expenses                             0.17%                        0.17%                        0.17%

Total Portfolio Operating                  0.89%                        0.91%                        0.84%
Expenses
------------------------------------------------------------------------------------------------------------------

      Example. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses and assuming each of the allocation scenarios described in Table I, above, and assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio's operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

Table III
---------------------------------------------------------------------------------------------------
                                                         Pro Forma Expenses if Proposed
                                                       International Agreement is Approved
                                                       -----------------------------------
---------------------------------------------------------------------------------------------------
                        Expenses Under
                      Current Agreements        Initial Allocation Model     Equal Allocation Model
                      ------------------        ------------------------     ----------------------
---------------------------------------------------------------------------------------------------
1 year                        $91                         $93                          $86
---------------------------------------------------------------------------------------------------
3 years                      $284                         $290                        $268
---------------------------------------------------------------------------------------------------
5 years                      $493                         $504                        $466
---------------------------------------------------------------------------------------------------
10 years                    $1,096                       $1,120                      $1,037
---------------------------------------------------------------------------------------------------

Comparison of the Current and Proposed International Agreements.

With the exception of the effective date of the Proposed International Agreement and the fees to be paid to Causeway, the terms and conditions of the Proposed International Agreement are substantially the same as portfolio management agreements pursuant to which each of the Current International Managers provide services to the International Portfolio. Each of these agreements requires the named service provider to: (i) provide a continuous investment program for that portion of the International Portfolio's assets that may be allocated to it;
(ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The Proposed International Agreement and the current agreements each also provide for termination of the agreement by the Trust or by the service provider upon sixty days' written notice, and termination in the event of an "assignment" as defined in the Investment Company Act. Under the Proposed International Agreement, Causeway will not be obligated to indemnify the Trust for any loss sustained by the Portfolio unless such loss is caused by willful misfeasance, bad faith or gross negligence on the part of Causeway.

With respect to the duration and termination provisions, the Proposed International Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The Proposed International Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the International Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees.

If Proposal 1 is approved, the Proposed International Agreement will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed International Agreement is not approved by the International Portfolio's shareholders, the Portfolio will continue to be managed by the Current International Managers.

            PROPOSAL 2: Approval of a Portfolio Management Agreement
                between the Trust and Sustainable Growth Advisers

Since 2001, day-to-day investment decisions for The Growth Equity Portfolio have been the responsibility of two separate investment advisory organizations - Jennison Associates LLC ("Jennison") and SSgA Funds Management, Inc. ("SSgA") (collectively, the "Current Growth Managers").(2) Jennison and SSgA each follow a distinct investment style in managing those assets of the Growth Portfolio. Hirtle Callaghan believes that a third portfolio manager should be engaged to provide a complementary investment approach to the Portfolio. For this assignment, Hirtle Callaghan has recommended, and the Board of Trustees of the Trust has approved, the engagement of Sustainable Growth Advisers ("SGA" or "Proposed Growth Manager"). The portfolio management agreement with SGA ("Proposed Growth Agreement") was approved, subject to the approval of the Portfolio's shareholders, by the Trust's Board at a meeting of the Board held on March 14, 2006.

This section of the Proxy Statement includes information about the background and experience of the Proposed Growth Manager, the factors considered by the Board in approving the Proposed Growth Agreement and the potential impact that implementation of the Proposed Growth Agreement would have on the Growth Portfolio. A copy of the Proposed Growth Agreement appears as Exhibit B to this Proxy Statement.

--------------------
(2) Information about the Current Growth Managers is located in the Specialist Managers Guide in this Proxy Statement.

                  THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS
                     OF THE PORTFOLIO VOTE "FOR" PROPOSAL 2.

Information About Sustainable Growth Advisers.

SGA's investment approach involves the use of intensive, internally developed research techniques and information to identify companies that exhibit characteristics such as pricing power, repeat revenue streams, and global reach and strong yield that, in SGA's judgment, have the potential for long-term earnings growth within the context of low business risk. Consistent with the investment objective and policies of the Growth Portfolio, SGA will focus on companies with capitalizations in excess of $5 billion and it is anticipated that most of the companies represented in the securities selected by SGA for the Portfolio will have capitalizations in excess of $10 billion. For its services to the Growth Portfolio, SGA will be entitled to receive a fee of 0.35% of the average daily net assets allocated to SGA. This rate is higher than the .04% rate payable with respect to assets that are "indexed" to replicate the Portfolio's benchmark index. This fee to be paid to SGA is also higher than the fee payable with respect to the non-indexed portion of the Portfolio, which fee is calculated based on graduated fee schedule, as described in the Prospectus. Accordingly, depending on the way in which the Portfolio's assets are allocated, the overall advisory fee paid by the Growth Portfolio may increase.

SGA is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901 and, as of December 31, 2005, SGA had total assets under management of approximately $2.7 billion, including assets the Firm manages on behalf of three other registered investment companies. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who together co-founded SGA in 2003, will be primarily responsible for day-to-day management of that portion of the Portfolio's assets allocated to SGA. Both Mr. Fraise and Mr. Marchand served as served as executive officers of Yeager, Wood & Marshall, Inc., from 2000 to 2003, serving on that firm's Investment Policy Committee and as members of its Board of Directors. Mr. Marchand additionally served as that firm's Chief Operating and Financial Officer. Mr. Rohn served from 1992 until 2003, as a portfolio manager and principal with W.P. Stewart & Co., Ltd.

Factors Considered by the Board in Approving the Proposed Growth Agreement.

As indicated above, the Board, including a majority of the Independent Trustees who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act, has approved the Proposed Growth Agreement. In connection with the Board's deliberations, the Board requested and received detailed information from the Proposed Growth Manager about its business and operations. During the course of the Board's deliberations, the Independent Trustees were represented by independent counsel.

In concluding that approval of the Proposed Growth Agreement was in the best interests of the Growth Portfolio and consistent with the expectations of its shareholders, the Board gave substantial weight to Hirtle Callaghan's assessment of the structure of the Portfolio, the role of each of the Current Growth Managers and the potential benefits of investing a portion of the Portfolio's assets in accordance with the investment style to which SGA adheres. The following summarizes the Board's deliberations with respect to certain additional matters.

      Nature and Quality of Services. The Board considered the nature, extent and quality of the services expected to be provided to the Portfolio by SGA. In evaluating such services, the Board also considered the performance history of the firm with an emphasis on the manner in which SGA's investment approach is expected to complement the investment approach of the Current Growth Managers. In concluding that such services were likely to be of a quality meriting approval of the Proposed Growth Agreement, the Board had before it information regarding the experience and professional backgrounds of the portfolio manager(s), the performance achieved by the Firm in managing the assets of other accounts (including other mutual funds) in accordance with the specific investment approach that SGA will follow in providing services under the Proposed Growth Agreement and information about the compliance programs and back office systems used by the Firm, all as presented to the Board by SGA and/or by Hirtle Callaghan. The Board also considered the analysis provided to it by Hirtle Callaghan of the investment process and philosophy of the Proposed Growth Manager. The Board concurred in Hirtle Callaghan's view that this investment style would complement those of the Current Growth Managers and was reasonably likely to enhance the Portfolio's ability to achieve its objectives over the long term.

      Proposed Investment Advisory Fee. In determining that the rate at which SGA's fee would, under the Proposed Growth Agreement, be calculated, was reasonable in light of the services to be provided, the Board was informed both as to the fees paid by other funds and the fee schedule generally used by SGA to determine fees for other accounts it manages. Although recognizing that the proposed fee rate was competitive with those charged by SGA to other accounts and those charged by other investment advisory organizations, the Board did not rely primarily on such comparisons. Rather, the Board based its conclusion as to the reasonableness of the proposed fee on fact that the proposed rate, which is higher than that charged by the Current Growth Managers, had been arrived upon as a result of arms length bargaining by the Trust's officers and Hirtle Callaghan. Additionally, the Board's took into account the fact that the effect of SGA's fee on the overall expense structure of the Growth Portfolio would be dependant upon the amount of Portfolio assets placed under the management of the Proposed Growth Manager and Hirtle Callaghan's view that, based on anticipated allocations, the increase, if any, in the Growth Portfolio's expenses as a result of the SGA engagement would be reasonable in light of the potential benefits associated with the resulting combination of investment styles. Please refer to pro forma expense information later in this Proxy Statement.

      Economies of Scale; Benefits to Proposed Growth Manager. During the course of its deliberations, the Board did not give substantial weight to the revenues to be received by SGA or its anticipated profitability given the absence of any operating history with SGA and the Board's determination that the proposed fee rate was the result of arms-length bargaining. The Board was aware, however, that the proposed fee rate reflects economies of scale that are expected to be realized in the future by SGA as the level of assets allocated to the firm grows as well as the importance of the proposed relationship with the Trust to the overall development of the business of the Proposed Growth Manager.

Pro Forma Expense Illustrations.

The Proposed Growth Agreement provides that SGA would be entitled to receive a fee of 0.35% of that portion of the Growth Portfolio's assets allocated to SGA from time to time. This rate is higher than the rate at which the advisory fee payable to either of the Current Growth Managers is calculated. Accordingly, depending on the way in which the Growth Portfolio's assets are allocated following the implementation of the Proposed Growth Agreement, the overall advisory fee paid by the Growth Portfolio may increase.

The following tables illustrate the pro forma expenses that may be incurred by the Portfolio. The pro-forma illustrations shown were selected based on the Portfolio's experience, since 2001, in allocating assets to the passive or "indexing" strategy currently represented by SSgA and the managed investment approach for which Jennison is currently solely responsible. Shown below are each of the following: (i) a 24% allocation to SGA, a 30% allocation to SSgA and a 46% allocation to Jennison ("Initial Allocation Model")(3); (ii) an equal allocation among each of the Current Specialist Mangers and the Proposed Manager ("Equal Allocation Model"); and (iii) a 30% allocation to each of SGA and Jennison and a 40% allocation to SSgA ("Passive/Active Allocation Model"). As previously indicated, however, actual allocations may vary from the illustrations shown. Additionally, Hirtle Callaghan may recommend that the assets of the Portfolio be reallocated when it believes that such action would be enhance the ability of the Portfolio to achieve its overall objectives, enhance long term return, reduce volatility and/or achieve an appropriate balance of the varied investment styles represented by the Portfolio's managers.

      Effect of the Proposed Fee Structure. The table below illustrates the impact that the Proposed Growth Agreement would have had on the Growth Portfolio had it been in effect with respect to the fiscal year ended June 30, 2005.

Table I
-------------------------------------------------------------------------------------------------------------
                                                                  ProForma Allocations
                                                                  --------------------

 Net Assets         Actual Fees Paid     Initial Allocation        Equal Allocation           Passive/Active
 ----------         ----------------     ------------------        ----------------           --------------
as of 6/30/05                                   Model                    Model               Allocation Model
-------------                                   -----                    -----               ----------------
 $953,285,861          $1,392,497            $1,858,575               $2,039,821                $1,865,649
-------------------------------------------------------------------------------------------------------------

-------------------
(1) This represents the allocation expected to be made to the Proposed Specialist Manager during the inital period of its engagement.

The tables shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Growth Portfolio. Each is designed to correspond with, and is presented in the same format as, the tables relating to the Growth Portfolio that appear in the prospectus for The Hirtle Callaghan Trust. Neither should be considered a representation of past or future expenses or performance. Further, shareholders should keep in mind that; actual expenses will vary from year to year, and may be higher or lower than those shown. In considering the following information, shareholders should also keep in mind that the Growth Portfolio is a "multi-manager" vehicle and, for this reason, asset allocations may vary.

The following table provides data concerning the Growth Portfolio's management fees and expenses as a percentage of average net assets for the period ended June 30, 2005, as well as expenses that would be incurred if the Proposed Growth Agreement had been in effect during the Growth Portfolio's fiscal year ended June 30, 2005, and assuming each of the allocation scenarios described in Table I, above. Note that the figures in Management Fees shown below include 0.05% which is paid to Hirtle Callaghan. The net assets of the Growth Portfolio as of June 30, 2005 were $953,285,861.

Table II
---------------------------------------------------------------------------------------------------------------
                                                   ProForma Allocations If Proposed Agreement is Approved
                                                   ------------------------------------------------------

                         Under Current      Initial Allocation        Equal Allocation          Passive/Active
                         -------------      ------------------        ----------------          --------------
                           Agreements              Model                    Model              Allocation Model
                           ----------              -----                    -----              ----------------
Management Fees              0.22%                 0.26%                    0.28%                    0.26%

Other Expenses               0.13%                 0.13%                    0.13%                    0.13%

Total Portfolio              0.35%                 0.39%                    0.41%                    0.39%
Operating Expenses
---------------------------------------------------------------------------------------------------------------

      Example. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses and assuming each of the allocation scenarios described in Table I, above and assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio's operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

Table III
----------------------------------------------------------------------------------------------------------------
                        Under Current               Pro Forma Allocations If Proposed Agreement is Approved
                        -------------               -------------------------------------------------------
                          Agreement
                          ---------
                                             Initial Allocation        Equal Allocation         Passive/Active
                                             ------------------        ----------------         --------------
                                                    Model                   Model              Allocation Model
                                                    -----                   -----              ----------------
1 year                       $36                     $40                     $42                     $40
3 years                      $113                    $125                    $132                    $125
5 years                      $197                    $219                    $230                    $219
10 years                     $443                    $493                    $518                    $493
----------------------------------------------------------------------------------------------------------------

Comparison of the Current and Proposed Growth Agreements.

With the exception of the effective date of the Proposed Growth Agreement and the fees to be paid to SGA, the terms and conditions of the Proposed Growth Agreement are substantially the same as portfolio management agreements pursuant to which each of the Current Growth Managers provide services to the Growth Portfolio. Each of these agreements requires the named service provider to: (i) provide a continuous investment program for that portion of the Growth Portfolio's assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The Proposed Growth Agreement and the current agreements each also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider's willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days' written notice; and termination in the event of an "assignment" as defined in the Investment Company Act.

With respect to the duration and termination provisions, the Proposed Growth Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The Proposed Growth Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the Growth Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees.

If Proposal 2 is approved, the Proposed Growth Agreement will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed Growth Agreement is not approved by the Growth Portfolio's shareholders, the Portfolio will continue to be managed by the Current Growth Managers.

                             Management of the Trust

      Information about Hirtle Callaghan. Hirtle Callaghan's principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Hirtle Callaghan was organized in 1988. A registered investment adviser under the Investment Advisers Act, Hirtle Callaghan had, as of December 31, 2005, approximately $10 billion in assets under management. Hirtle Callaghan's executive officers are as follows: Jonathan Hirtle, Chief Executive Officer and Donald E. Callaghan, Executive Vice President, Treasurer and Secretary. Messrs. Hirtle and Callaghan also serve on the Trust's Board. Robert J. Zion, who is a Principal of Hirtle Callaghan, also serves as Treasurer and Vice President of the Trust. Messrs. Hirtle and Callaghan each own more than ten percent of the outstanding voting securities of Hirtle Callaghan.

Pursuant to the terms of its current agreement with the Trust ("Current Agreement"), Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the several Specialist Managers, but does not have discretionary authority with respect to the investment or allocation of the assets of the several Portfolios. Under the Current Agreement, Hirtle Callaghan also makes its officers available to serve as officers and/or Trustees of the Trust, and maintains office space sufficient for the Trust's principal office. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of 0.05% of each Portfolio's average net assets. For the fiscal year June 30, 2005 Hirtle Callaghan received advisory fees from the International Equity Portfolio in the amount of $1,112,540, and from the Growth Equity Portfolio in the amount of $1,392,497. The Current Agreement was first approved by the Trust's initial shareholder on July 21, 1995, and was last approved by the Trust's Board (including a majority of the Trust's Independent Trustees) at a meeting of the Board held on March 8, 2005. The Trust's Board has determined that it would be in the interests of the Trust and its shareholders to enter into a new investment advisory agreement with Hirtle Callaghan. Such new agreement would give Hirtle Callaghan investment discretion with respect to the Trust's assets but its implementation (i) would not increase or decrease the investment advisory fees or expenses paid by the Trust or the respective Portfolios; (ii) would not change the role of the Specialist Managers in the day-to-day investment operations of the Trust; and
(iii) will not be implemented unless and until the approval of the shareholders of each of the Trust's several Portfolios is obtained. It is anticipated that shareholders of the Trust will be asked to approve the new investment advisory agreement at a Special Meeting to be held before June 30, 2006.

      Information about Specialist Managers. Information about each of the International and Growth Portfolios is located in the Specialist Managers Guide in this Proxy Statement.

      Administration, Distribution and Related Services. BISYS Fund Services, Inc. and certain of its affiliated companies ("BISYS") currently provide administration, transfer agency, distribution and accounting services to the Trust pursuant to the terms of separate agreements between BISYS and the Trust. BISYS is located at 3435 Stelzer Road, Columbus, OH 43219. For the administration, transfer agency and fund accounting services it provides to the Portfolio, BISYS receives an omnibus fee, which, as of January 1, 2006, is computed daily, paid monthly and inclusive of all out-of-pocket expenses, at an annual rate of 0.11% of aggregate daily average net assets of the Trust's four equity funds combined up to $1.4 billion; 0.10% of such assets over $1.4 billion up to $1.75 billion; 0.09% of such assets over $1.75 billion up to $2.1 billion; 0.055% of such assets over $2.1 billion up to $2.6 billion; 0.01% of such assets over $2.6 billion up to $3.2 billion; and 0.005% of such assets over $3.2 billion.

                                  Other Matters

      General Matters Under Delaware Law. As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board's selection of the Trust's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

      Holders of 5% of Shares on Record Date. As of the Record Date, there were no persons known to the Trust to be the beneficial owner of more than 5% of the shares of the Growth Portfolio. The table below shows the name and address of record of each person known to the Trust to beneficially hold 5% or more of shares of the International Portfolio as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting authority with respect to those shares of the Portfolios beneficially held by clients of Hirtle Callaghan. Currently more than 50% of the shares of the Portfolios are held by clients of Hirtle Callaghan, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

Name and Address of Record Holders               International Equity Portfolio Shares          Percentage
Health Alliance of Greater Cincinnati                       13,239,891.535                        11.8%
3200 Burnett Avenue
Cincinnati, OH 45229

The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Portfolios.

      Abstentions. A properly executed and returned proxy marked with an abstention will be considered present at the Special Meeting for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a "broker non-vote," shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting and will not be deemed "votes cast" with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote "for" or "against" any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, "broker non-vote" means a proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

By Order of the Board of Trustees

                            Specialist Managers Guide

      Information about the Current Specialist Managers of the International Portfolio.

Information about Artisan. Artisan currently serves as a Specialist Manager for the International Portfolio. Artisan, the principal offices of which are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, has provided investment management services for international equity assets since 1995. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California, 1 Maritime Plaza, Suite 1450, San Francisco, California and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of June 30, 2005, Artisan managed total assets in excess of $40 billion, of which approximately $22.2 billion consisted of mutual fund assets. Artisan's sole general partner is Artisan Partners Investment Corporation, which is controlled by its founders, Andrew A. Ziegler and Carlene Murphy Ziegler.

Artisan is compensated for its services to The International Equity Portfolio based on the performance that Artisan is able to achieve with respect to that portion ("Artisan Account") of the Portfolio's assets allocated to it. This performance fee arrangement is designed to reward Artisan for performance that exceeds the total return of the MSCI EAFE Index by a factor of at least 0.40% (40 basis points) and to reduce Artisan's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, Artisan is entitled to a quarterly fee of 0.10% (10 basis points) of the average net assets of the Artisan Account. Each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the Artisan Account is greater than (or less than) the designated "fulcrum point" - the total return of the MSCI EAFE Index plus a 40 basis points (0.40%) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that Artisan will earn a performance adjustment only with respect to the value that its portfolio management adds to the Artisan Account. The fulcrum fee arrangement provides that Artisan's fee cannot exceed 0.80% (80 basis points) with respect to any 12-month period and does not provide for the payment to Artisan of any minimum annual fee.

It should be noted that, under the performance fee arrangement, Artisan could earn a positive performance adjustment in declining markets if the decline in the total return of the Artisan Account is less than the decline in the total return of the MSCI EAFE Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

Information about CapGuardian. CapGuardian currently serves as a Specialist Manager for The International Equity Portfolio. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company and a registered investment adviser, and was organized as a corporation under California law in 1968. CapGuardian is a wholly owned subsidiary of Capital Group International, Inc., a group of companies that provides institutional investment services. As of June 30, 2005, CapGuardian managed total assets of in excess of $149 billion, including approximately $14.0 billion in assets of registered investment companies.

CapGuardian is compensated for its services to The International Equity Portfolio based on the performance that CapGuardian is able to achieve with respect to that portion ("CapGuardian Account") of the Portfolio's assets allocated to it. This performance fee arrangement is designed to reward CapGuardian for performance that exceeds the total return of the MSCI EAFE Index by a factor of at least 0.40% (40 basis points) and to reduce CapGuardian's compensation with respect to periods during which lesser performance is achieved. Under this "fulcrum fee" arrangement, CapGuardian is entitled to a quarterly fee of 0.10% (10 basis points) of the average net assets of the CapGuardian Account. Each quarterly payment may be adjusted (upwards or downwards) depending on the extent to which the performance of the CapGuardian Account is greater than (or less than) the designated "fulcrum point" - the total return of the MSCI EAFE Index plus a performance hurdle of 40 basis points (0.40%) during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that CapGuardian will earn a performance adjustment only with respect to the value that its portfolio management adds to the CapGuardian Account. CapGuardian's annual fee may not exceed 0.60% (60 basis points) of the average daily net assets of the CapGuardian Account. The minimum annual fee is 0.20% (20 basis points).

It should be noted that, under the performance fee arrangement, CapGuardian could earn a positive performance adjustment in declining markets if the decline in the total return of the CapGuardian Account is less than the decline in the total return of the MSCI EAFE Index. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears in the Statement of Additional Information.

Information about the Current Specialist Managers of the Growth Portfolio.

Information about Jennison. Jennison, a registered investment adviser since 1969, currently serves as a Specialist Manager for The Growth Equity Portfolio. Jennison's principal offices are located at 466 Lexington Avenue, New York, NY 10017. As of December 31, 2005, Jennison managed approximately $72.3 billion in assets. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.

For its services to the Growth Portfolio, Jennison receives a maximum annual fee of 0.30% of the average daily net assets of that portion of the Growth Portfolio allocated to Jennison (the "Account"). Jennison's fee may be lower, however, to the extent the application of the fee schedule set forth below ("Combined Fee Schedule") to the aggregate market value of the Account and certain other assets managed by Jennison ("Related Accounts") (together, the "Combined Assets") results in a lower fee. Under the Combined Fee Schedule, Jennison would receive from the Growth Portfolio advisory fees as set forth in the table below. For purposes of the Combined Fee Schedule, a "Related Account" is an account that is managed by Jennison in a manner similar in terms of investment objectives and strategy to the Account for the benefit of institutional investors who are clients of Hirtle Callaghan.

-----------------------------------------------------------------------------------------------------------------------
                                The maximum Jennison Fee* from            Total fee paid to Jennison on Combined Assets
If Combined Assets are:         the Portfolio would be:                   would be:
-----------------------------------------------------------------------------------------------------------------------
$10 million or less             0.30% of the avg. daily net assets of     0.75% of the avg. daily net assets of the
                                the Account                               Combined Assets
-----------------------------------------------------------------------------------------------------------------------
Over $10 million to $40         0.30% of the avg. daily net assets of     0.50% of the avg. daily net assets of the
million                         the Account                               Combined Assets
-----------------------------------------------------------------------------------------------------------------------
Over $40 million to $65         0.30% of the avg. daily net assets of     0.35% of the avg. daily net assets of the
million                         the Account                               Combined Assets
-----------------------------------------------------------------------------------------------------------------------
Over $65 million to $400        0.25% of the avg. daily net assets of     0.25% of the avg. daily net assets of the
million                         the Account                               Combined Assets
-----------------------------------------------------------------------------------------------------------------------
Over $400 million to $1         0.22% of the avg. daily net assets of     0.22% of the avg. daily net assets of the
billion                         the Account                               Combined Assets
-----------------------------------------------------------------------------------------------------------------------
Over $1 billion                 0.20% of the avg. daily net assets of     0.20% of the avg. daily net assets of the
                                the Account                               Combined Assets
-----------------------------------------------------------------------------------------------------------------------

* Under the Combined Fee Schedule, the Portfolio may pay less than the total fee rates shown above.

This compensation arrangement is described in more detail in the Trust's Prospectus and Statement of Additional Information. Jennison selects stocks on a company-by-company basis, driven by fundamental research. The bottom-up approach seeks to find companies that possess some or all of the following characteristics: above-average growth in units, revenues, cash flows, and earnings; a defendable competitive position; an enduring business franchise offering a differentiated product and/or service; as well as companies with a proven management team. It is also important for companies to have a robust balance sheet with a high or improving return on equity, return on assets or return on invested capital. For the fiscal year ended June 30, 2005, Jennison received advisory fees of $1,256,173 from the Growth Portfolio.

Information about SSgA.

SSgA currently serves as a Specialist Manager for the Growth Portfolio. SSgA is a registered investment adviser and a wholly owned subsidiary of State Street Corporation and is one of the State Street Global Advisors companies, the investment management arm of State Street Corporation. Its principal offices are located at One Lincoln Street, Boston, MA 02111. Incorporated in 2001, SSgA, together with its affiliated companies, manages over $1.44 trillion for clients around the world. As of December 31, 2005, SSgA had approximately $97 billion under management, representing assets of over 20 mutual fund companies. For its services to the Growth Portfolios, SSgA receives a fee of 0.04% of that portion of the Portfolio's assets allocated to it. SSgA manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. SSgA utilizes a team approach to make investment decisions for the Portfolio. In making such decisions, SSgA adheres to a "passive" or "indexing" investment approach that is designed to replicate the performance (before expenses) of the Russell 1000(R) Value Index. For the fiscal year ended June 30, 2005, SSgA received advisory fees of $136,325 from the Growth Portfolio.

                                                                       EXHIBIT A

                         PORTFOLIO MANAGEMENT AGREEMENT
                     For The International Equity Portfolio

AGREEMENT made this ___ day of ________, 2006, between Causeway Capital Management LLC, a limited liability company organized under the laws of Delaware ("Portfolio Manager"), and The Hirtle Callaghan Trust, a Delaware statutory trust ("Trust").

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers eight series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The International Equity Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio; provided, however, that upon at least 90 days' prior written notice, the Portfolio Manager may cease accepting additional allocations of assets to the Account. The Portfolio Manager's responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

      (i) advise the Portfolio's designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

      (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account records comparable to those records required to be maintained under Rule 31a-1(b)(1), (5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account (other than sales and redemptions of shares of the Portfolio), showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer, provided, however, that it is understood that journals of original entry detailing cash receipt and disbursement and purchases and sales of securities (and receipts therefor) are the responsibility of the custodian bank and fund accounting agent retained by the Trust on behalf of the Portfolio. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

      (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"); and

      (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly at the annual rate of 0.45% of the average daily net assets of the Account.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. The U.S. securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights that the Trust may have under any U.S. securities laws.

(b) Portfolio Manager understands that the Trust will rely upon certain documents provided to it by Portfolio Manager and/or documents filed by the Portfolio Manager with the Securities and Exchange Commission ("SEC"). Portfolio Manager expressly warrants the accuracy of any and all such documents and further warrants that such documents shall not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they are made, not materially misleading. Without limiting the generality of the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager's current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, "SEC Filings" means the Trust's registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys' fees (collectively, "Losses"), to the extent that such Losses result from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager's personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by:
(i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms "majority of the outstanding voting securities," "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust's assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle Callaghan & Co., Inc. ("HCCI")), and derivative of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. The Trust consents to the use of its name by the Portfolio Manager in its client list included in marketing materials and to disclosure of its names and the fee hereunder to other mutual fund clients as may be required by Section 15(c) of the Investment Company Act of 1940. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Causeway Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name "Causeway Capital Management LLC" and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name ("Causeway Marks"), are valuable property of the Portfolio Manager and that the use of the Causeway Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board's consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:
                       Mr. Donald E. Callaghan, President
                           The Hirtle Callaghan Trust
               Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
                           West Conshohocken, PA 19428

If to Portfolio Manager:
                               Gracie V. Fermelia
                             Chief Operating Officer
                         Causeway Capital Management LLC
                    11111 Santa Monica Boulevard, Suite 1550
                              Los Angeles, CA 90025

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager's Form ADV, copies of which have been provided to the Trust's Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:                        Causeway Capital Management LLC

                               By: _____________________

ATTEST:                        The Hirtle Callaghan Trust
                               (on behalf of The International Equity Portfolio)

                               By: _____________________

                                                                       EXHIBIT B

                         PORTFOLIO MANAGEMENT AGREEMENT
                         For The Growth Equity Portfolio

AGREEMENT made this ___ day of ________, 2006, between Sustainable Growth Advisers, L.P., a limited partnership organized under the laws of Delaware ("Portfolio Manager"), and The Hirtle Callaghan Trust, a Delaware statutory trust ("Trust").

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers eight series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Growth Equity Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager's responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

      (i) advise the Portfolio's designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

      (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

      (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio's net asset value and net income, preparation of proxy statements or amendments to the Trust's registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"); and

      (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly at the annual rate of 0.35% of the average daily net assets of the Account.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager's current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, "SEC Filings" means the Trust's registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys' fees (collectively, "Losses"), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager's current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust's semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager's personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust's custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Portfolio as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by:
(i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees") who are not "interested persons" of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms "majority of the outstanding voting securities," "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust's assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle Callaghan & Co., Inc. ("HCCI")), and derivative of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the SGA Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name "Sustainable Growth Advisers" and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name ("SGA Marks"), are valuable property of the Portfolio Manager and that the use of the SGA Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Investment Advisers Act"), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board's consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:
                       Mr. Donald E. Callaghan, President
                           The Hirtle Callaghan Trust
               Five Tower Bridge, 300 Barr Harbor Drive, Suite 300
                           West Conshohocken, PA 19428

If to Portfolio Manager:
                          Gordon M. Marchand, Principal
                        Sustainable Growth Advisers, L.P.
                        301 Tresser Boulevard, Suite 1310
                               Stamford, CT 06901

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager's Form ADV, copies of which have been provided to the Trust's Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:                         Sustainable Growth Advisers, L.P.

                                By: _____________________

ATTEST:                         The Hirtle Callaghan Trust
                                (on behalf of The Growth Equity Portfolio)

                                By: _____________________

                                      PROXY

                       The International Equity Portfolio
                                       and
                           The Growth Equity Portfolio
                          of The Hirtle Callaghan Trust
                         Special Meeting of Shareholders
                                  May 15, 2006

           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned appoints, Donald E. Callaghan and Robert J. Zion, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of The Hirtle Callaghan Trust (the "Trust") representing interests in the Trust's International Equity Portfolio and The Growth Equity Portfolio at the offices of Hirtle, Callaghan & Co., Inc., Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on May 15, 2006, at 10 a.m. and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked below, this proxy is given WITH authority to vote FOR each of the proposals noted below. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The Board of Trustees recommends that you vote "FOR" each the proposal below.

Shareholders of the International Equity Portfolio are being asked:

(1) To approve the engagement of Causeway Capital Management LLC ("Causeway") to provide portfolio management services to The International Equity Portfolio pursuant to a portfolio management agreement ("Proposed International Agreement") between Causeway and the Trust relating to The International Equity Portfolio.

                  FOR              AGAINST           ABSTAIN
                  ---              -------           -------
                 /   /              /   /             /   /

Shareholders of the Growth Equity Portfolio are being asked:

(1) To approve the engagement of Sustainable Growth Advisers ("SGA") to provide portfolio management services to The Growth Equity Portfolio pursuant to a portfolio management agreement ("Proposed Growth Agreement") between SGA and the Trust relating to The Growth Equity Portfolio.

                  FOR              AGAINST           ABSTAIN
                  ---              -------           -------
                 /   /              /   /             /   /

IMPORTANT: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Dated:________________, 2006

_____________________________________            The ________________ Portfolio
Signature and Title

_____________________________________
Signature, if held jointly                       __________________ shares

Sign, Date and Return the Proxy
Promptly Using the Enclosed Envelope to:         BISYS
                                                 Attn: Patrick Keniston
                                                 100 Summer Street, Suite 1500
                                                 Boston, Massachusetts 02110